                               SECURITY AGREEMENT


         This SECURITY AGREEMENT (this "Agreement"), dated as of June 27, 2001, is entered into among DIGITAL RECORDERS, INC., a North Carolina corporation ("Borrower"), and RENAISSANCE US GROWTH & INCOME TRUST PLC ("RUSGIT"), BFSUS SPECIAL OPPORTUNITIES TRUST PLC, a public limited company registered in England and Wales ("BFSUS") (RUSGIT and BFSUS collectively referred to as "Lender"), and RENAISSANCE CAPITAL GROUP, INC., a Texas corporation, as Agent for the Secured Party (the "Agent").


                                    RECITALS

         A. Lender, Agent and Borrower have entered into a Convertible Loan Agreement of even date herewith (the "Loan Agreement"), pursuant to which Lender will lend to Borrower the aggregate principal amount of $3,000,000 evidenced by Borrower's 8.00% Convertible Debentures of even date herewith (the "Debentures").

         B. As a condition for entering into the Loan Agreement and providing the Loan, Lender required that Borrower grant a security interest in its assets as collateral for such Loan.

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and agreements set forth herein, the parties agree as follows:

         1. GRANT OF SECURITY INTEREST. In order to secure payment when due of the Obligations now existing or hereafter incurred, Borrower hereby irrevocably grants to the Lender a continuing security interest in the following property of the Borrower (the "Collateral"), whether now owned or existing, or hereafter acquired, owned, existing or arising (whether by contract or operation of law), and wherever located, which shall be retained by Lender until the Obligations have been paid in full and the Loan Agreement has been terminated; PROVIDED, HOWEVER, that such Liens in the Collateral shall at all times be subject and subordinate to the Liens granted by Borrower to the holder of Senior Obligations, on the terms set forth in the Intercreditor Agreement.

                  a. All accounts (including inter-company receivables), contract rights, chattel paper and rights of payment of every kind (collectively, "Accounts") and instruments and general intangibles of Borrower.

                  b. All bank accounts of Borrower.

                  c. All monies and property of any kind of Borrower, now or hereafter in the possession or under the control of Lender, Agent or a bailee of Lender.

                  d. All licenses, patents, patent applications, copyrights, trademarks, trademark applications, trade names, assumed names, service marks and service mark applications of Borrower.

                  e. All inventory, equipment (including any and all computer hardware and components), machinery and fixtures of Borrower in all forms and wherever located, and all parts and products thereof, all accessories thereto, and all documents therefor.

                  f. All books and records (including, without limitation, customer lists, credit files, tapes, ledger cards, computer software and hardware, electronic data processing software, computer programs, printouts and other computer materials and records) of Borrower evidencing or containing information regarding or otherwise pertaining to any of the foregoing.

                  g. Contract rights under agreements between Borrower and its Subsidiaries.

                  h. All accessories to, substitutions for and all replacements, products and proceeds of the foregoing, including, without limitation, proceeds of insurance policies insuring the Collateral (including, but not limited to, claims paid and premium refunds).

         2. INSURANCE ON COLLATERAL. Borrower further warrants and agrees that it will pay for and maintain insurance in the amounts and of the types required pursuant to Section 5.12 of the Loan Agreement.

         3. DELIVERY OF RECEIVABLES. Subject to the rights of the holders of the Senior Obligations, upon Agent's request, upon the occurrence and during the continuance of an Event of Default, Borrower will, at any reasonable time and at Borrower's own expense, physically deliver to Agent, all Accounts (including inter-company receivables) assigned to Agent at any reasonable place or places designated by Agent. Failure to deliver any Account, or failure to deliver physical possession of any instruments, documents or writings in respect of any Account shall not invalidate Agent's Lien and security interest therein, except to the extent that possession may be required by applicable law for the perfection of said Lien or security interest, in which latter case, the Account shall be deemed to be held by the Borrower (for the holders of the Senior Obligations, as applicable) as the custodian agent of Agent, for the benefit of Lender. Failure of Agent to demand or require Borrower to include any Account in any schedule, to execute any schedule, to assign and deliver any schedule or to deliver physical possession of any instruments, documents or writings related to any Account shall not relieve Borrower of its duty so to do.

         4. COLLECTION OF RECEIVABLES. Borrower hereby agrees that it shall use commercially reasonable efforts, at its sole cost and expense and in its own name, to promptly and diligently collect and enforce payment of all Accounts and Borrower will defend and hold Lender and Agent harmless from any and all loss, damage, penalty, fine or expense arising from such collection or enforcement.

         5. FINANCING STATEMENTS. Borrower agrees to execute all financing statements and amendments thereto as Agent, on behalf of the Lender, may request from time to time to evidence the security interest granted to Agent hereunder and will pay the cost of all filing fees and taxes, if any, necessary to effect the filing thereof. Wherever permitted by law, during the term of this Agreement, Borrower authorizes Agent to file financing statements with respect to the Collateral without the signature of Borrower, and shall give notice thereof to Borrower.

Without the written consent of Agent, Borrower will not allow any financing statement or notice of assignment to be on file in any public office covering any Collateral, proceeds thereof or other matters subject to the security interest granted to Agent herein, unless such financing statement relates to a Permitted Lien.

         6. LENDER'S PAYMENT OF CLAIMS. Lender may, in its sole discretion, discharge or obtain the release of any Lien asserted by any Person against the Collateral, other than a Permitted Lien which, in the Lender's judgment, may have a Material Adverse Effect on the Lender's rights with respect to the Collateral. All sums paid by Lender in respect thereof shall be payable, on demand, by Borrower to Lender and shall be a part of the Obligations.

         7. DEFAULT AND REMEDIES.

                  a. Borrower shall be in default hereunder upon the occurrence and during the continuation of an Event of Default, as set forth in the Loan Agreement.

                  b. Upon the occurrence and during the continuation of any Event of Default (i) unless Lender or Agent shall elect otherwise, the entire unpaid amount of the Obligations due under the Loan Agreement, as are not then otherwise due and payable, shall become immediately due and payable without notice to Borrower or demand by Lender or Agent and
         (ii) either Lender or Agent may, at its or their option, exercise from time to time any and all rights and remedies available to them under the Uniform Commercial Code or otherwise, including the right to foreclose or otherwise realize upon the Collateral and to dispose of any of the Collateral at one or more public or private sales or other proceedings, and Borrower agrees that any of Lender, Agent or their nominee may become the purchaser at any such sale or sales. Borrower agrees that ten (10) days shall be reasonable prior notice of the date of any public sale or other disposition of the same. All rights and remedies granted Lender hereunder or under any other agreement between Lender and Borrower shall be deemed concurrent and cumulative and not alternative, and Lender, or Agent on its behalf, may proceed with any number of remedies at the same time or at different times until all the Obligations are fully satisfied. The exercise of any one right or remedy shall not be deemed a waiver or release of, or an election against, any other right or remedy. Borrower shall pay to Lender or Agent, on demand, any and all expenses (including reasonable attorneys' fees and legal expenses) which may have been incurred by Lender or Agent (i) in the prosecution or defense of any action arising under this Agreement, the Collateral or any of Lender's rights therein or thereto; or (ii) in connection with the custody, preservation, use, operation, preparation for sale or sale of the Collateral, the incurring of all of which are hereby authorized to the extent Lender or Agent deem the same advisable. Borrower's liability to Lender or Agent for any such payment shall be included in the Obligations. The proceeds of any Collateral received by Lender or Agent at any time before or after an Event of Default, whether from a sale or other disposition of Collateral or otherwise, or the Collateral itself, may be applied to the payment, in full or in part, of such of the Obligations and in such order and manner as Lender or Agent may elect.

         8. REPRESENTATIONS AND COVENANTS OF BORROWER. Borrower hereby represents to and agrees with Lender as follows:

                  a. Except as referred to in Section 1, Borrower owns the Collateral as sole owner, free and clear of any Liens, other than Permitted Liens.

                  b. So long as any Obligations remain unpaid, Borrower agrees not to sell, assign or transfer the Collateral, other than sales of Collateral in the ordinary course of business, and to maintain it free and clear of any Liens, other than Permitted Liens.

         9.       MISCELLANEOUS.

                  a. This Agreement shall bind and inure to the benefit of the parties and their respective heirs, personal representatives, successors and assigns, except that Borrower shall not assign any of its rights hereunder without Lender's and Agent's prior written consent.

                  b. Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without affecting the validity or enforceability of the remainder of this Agreement or the validity or enforceability of such provision in any other jurisdiction.

                  c. This Agreement shall be governed by and construed and enforced in accordance with the substantive laws of the State of Texas, without regard to the conflicts of laws provisions thereof, and the applicable laws of the United States. Venue and jurisdiction shall be in the state or federal courts in Dallas County, Texas.

                  d. Borrower hereby consents to the jurisdiction of the courts of the State of Texas in any action or proceeding which may be brought against it under or in connection with this Agreement or any transaction contemplated hereby or to enforce any agreement contained herein and, in the event any such action or proceeding shall be brought against it, Borrower agrees not to raise any objection to such jurisdiction or to the laying of venue in Dallas County, Texas or, if applicable, any other county in any state in which Collateral is located.

                  e. All capitalized terms, unless otherwise specified, have the meanings assigned to them in the Loan Agreement and the Debentures.

                  f. Any notices or other communications required or permitted to be given by this Agreement or any other documents and instruments referred to herein must be (i) given in writing and personally delivered, mailed by prepaid certified or registered mail or sent by overnight service, such as FedEx, or (ii) made by telex or facsimile transmission delivered or transmitted to the party to whom such notice or communication is directed, with confirmation thereupon given in writing and personally delivered or mailed by prepaid certified or registered mail.

         If to Borrower to:

         Digital Recorders, Inc.
         Sterling Plaza, Box 26
         5949 Sherry Lane, Suite 1050
         Dallas, Texas  75225
         Attn.:   David L. Turney
                  Chairman, CEO and President
         Telephone:  (214) 378-9429
         Facsimile:  (214) 378-8437

         with a copy to:

         David Furr, Esq.
         Gray, Layton, Drum, Kersh, Solomon & Furr, PA
         516 South New Hampton Road
         P.O. Box 2636
         Gastonia, North Carolina  28053-2637
         Telephone:  (704) 865-4400
         Facsimile:  (704) 866-8010

         If to Lender to:

         Renaissance US Growth & Income Trust PLC
         c/o Renaissance Capital Group, Inc.
         8080 North Central Expressway, Suite 210-LB59
         Dallas, Texas 75206
         Attn.:   Robert C. Pearson
                  Senior Vice President
         Telephone:  (214) 891-8294
         Facsimile:  (214) 891-8291

         BFSUS Special Opportunities Trust PLC
         c/o Renaissance Capital Group, Inc.
         8080 North Central Expressway, Suite 210-LB59
         Dallas, Texas 75206
         Attn.:  Robert C. Pearson
                 Senior Vice President
         Telephone:  (214) 891-8294
         Facsimile:  (214) 891-8291
         with a copy to:

         Norman R. Miller, Esq.
         Kirkpatrick & Lockhart LLP
         1717 Main Street, Suite 3100
         Dallas, Texas 75201
         Telephone:  (214) 939-4906
         Facsimile:  (214) 939-4949


         If to Agent to:

         Renaissance Capital Group, Inc.
         8080 North Central Expressway, Suite 210-LB59
         Dallas, Texas 75206
         Attn.:  Robert C. Pearson
                 Senior Vice President
         Telephone:  (214) 891-8294
         Facsimile:  (214) 891-8291

         with a copy to:

         Norman R. Miller, Esq.
         Kirkpatrick & Lockhart LLP
         1717 Main Street, Suite 3100
         Dallas, Texas 75201
         Telephone:  (214) 939-4906
         Facsimile:  (214) 939-4949

                  Any notice delivered personally in the manner provided herein will be deemed given to the party to whom it is directed upon the party's (or its agent's) actual receipt. Any notice addressed and mailed in the manner provided herein will be deemed given to the party to whom it is addressed at the close of business, local time of the recipient, on the fourth business day after the day it is placed in the mail, or, if earlier, the time of actual receipt.

                  g. Capitalized terms used herein, unless otherwise defined herein, have the definitions given them in the Loan Agreement and in the Intercreditor Agreement among TwinVision Corp. of North America, Inc., a North Carolina corporation, Digital Audio Corporation, a North Carolina corporation, Borrower, Lender, Agent, and Guaranty Business Credit Corporation, a Delaware corporation.


               [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS.]

         IN WITNESS WHEREOF, this Agreement has been duly executed as of the date and year written above.

                                           BORROWER:

                                           DIGITAL RECORDERS, INC.



                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

                                           LENDER:

                                           RENAISSANCE US GROWTH & INCOME
                                           TRUST PLC



                                           By:
                                                  -----------------------------
                                           Name:  Russell Cleveland
                                           Title: Director

                                           BFSUS SPECIAL OPPORTUNITIES TRUST PLC



                                           By:
                                                  -----------------------------
                                           Name:  Russell Cleveland
                                           Title: Director

                                           AGENT:

                                           RENAISSANCE CAPITAL GROUP, INC.



                                           By:
                                                  -----------------------------
                                           Name:  Russell Cleveland
                                           Title: President and CEO